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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2001
                                                  ----------------


                            NOCOPI TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           MARYLAND                      0-20333                87-0406496
           --------                      --------               ----------
(State or other jurisdiction of        (Commission            (IRS Employer
 incorporation or organization)        File Number)         Identification No.)


           537 Apple Street, W. Conshohocken, Pennsylvania 19428-2903
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 610-834-9600
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          ------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 7.  Financial Statements and Exhibits

Exhibit 99 Press Release dated October 30, 2001.

Item 9.

         Registrant hereby furnishes the Press Release dated October 30, 2001 attached as an Exhibit to this Form 8-K pursuant to Regulation FD.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Nocopi Technologies, Inc.
                                      -------------------------
                                           (Registrant)




                                              By: /s/ Rudolph A. Lutterschmidt
                                                  ----------------------------
                                                  Rudolph A. Lutterschmidt,
                                                    Chief Financial Officer


Dated: October 30, 2001